INCOME TAXES	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 17 – INCOME TAXES
For financial reporting pu
rposes, loss before income taxes includes the following components:

	Years Ended December 31,
	2021	2020	2019
Canada	$(870)	$(514)	$(578)
United States	(76,154)	(45,834)	(42,578)
Foreign	(106,806)	(10,247)	26,382
Loss before income taxes	$(183,830)	$(56,595)	$(16,774)

Income tax expense (benefit) includes income and withholding taxes incurred in the following jurisdictions:

	Years Ended December 31,
	2021	2020	2019
Current:
Canada	$—	$—	$—

United States	286	275	125
Foreign	5,945	7,520	23,734

	6,231	7,795	23,859

Deferred:
Canada	$—	$—	$—
United States	—	—	—
Foreign	4,311	15,297	(64,655)

	4,311	15,297	(64,655)

Total income tax expense (benefit)	$10,542	$23,092	$(40,796)

TIP Inc.’s portion
of taxable income or loss is subject to corporate taxation in both the U.S. and Canada as a result of the structure of the Arrangement. The federal statutory rates applicable for the U.S. and Canada for the year ended December 31, 2021 are 21% and 25%, respectively. The Company has historically incurred taxable losses which have resulted in Net Operating Loss (“NOL”) carryforwards that may be used by the Company to offset future income taxable in the U.S. and Canada.

The Company’s subsidiaries file income tax returns in their respective countries. The statutory tax rates for 2degrees and NuevaTel for the year ended December 31,
2021 are
 28% and 25%, respectively.
The reconciliation between income tax expense (benefit) from continuing operations and the income tax expense (benefit) that results from applying the Canadian federal statutory rate of 25% to consolidated pre-tax earnings is as follows:

	Years Ended December 31,
	2021	2020	2019

Income tax benefit at Canadian federal rate	$(45,958)	$(14,149)	$(4,194)
Earnings attributable to non-tax paying entities	3,438	3,650	3,502
Foreign rate differential	3,814	2,032	1,878
Change in valuation allowance	32,265	24,336	(45,037)
Effect of redemption of all outstanding Class C Units	18,825	—	—
Foreign withholding tax incurred	1,384	3,377	1,316
Withholding taxes on unrepatriated foreign earnings	(7,664)	(6,149)	(2,281)
Inflation adjustment	(2,374)	(1,285)	(1,824)
Permanent adjustments	4,154	2,959	3,322
Other—net	2,658	8,321	2,522

Total	$10,542	$23,092	$(40,796)

The components of deferred tax assets and liabilities are as follows:

	December 31, 2021	December 31, 2020
Intangible assets	$11,346	$8,272
Fixed assets	19,510	12,980
Bad debt allowance	9,067	7,601
NOL, foreign tax credit and capital loss carryforwards	41,423	30,790
Accrued liabilities	11,147	11,661
Excess business interest expense	1,322	12,282
Equity-based compensation	4,324	3,484
Tower sale financing obligation	1,067	1,155
Operating lease liability	49,435	40,444
Other	5,787	4,206

Subtotal	$154,428	$132,875
Less: valuation allowance	(89,155)	(49,706)

Total net deferred tax assets	$65,273	$83,169

Contract asset	$(5,284)	$(5,631)
Right-of-use asset	(36,099)	(39,964)
Withholding taxes on unrepatriated foreign earnings	(298)	(7,967)

Total deferred tax liabilities	$(41,681)	$(53,562)

Net deferred tax asset	$23,592	$29,607

Classified on the balance sheet as:
Deferred tax asset	$23,890	$37,573
Deferred tax liability	$(298)	$(7,966)

	$23,592	$29,607

As of December
31, 2021, the Company had NOL carryforwards related to our operations in Bolivia of approximatel
y
$56 million which carry forward for three years and begin to expire in 2024. Additionally, as of December 31, 2021, TIP Inc. (and its wholly owned U.S. subsidiary) had NOL carryforwards of $72 million and $14 million in the U.S. and Canada, respectively, and a U.S. capital loss carryforward of $7 million. The U.S. NOL carryforwards generated prior to December 31, 2017 carry forward for a period of
 20 years while the U.S. NOL carryforwards generated after December 31, 2017 carry forward indefinitely. The Canadian NOL carries forward for a period of 20 years.
The U.S. capital loss carries forward for a period of
5 years.
The future utilization of certain loss carryforwards is contingent upon shareholder continuity and other requirements being met. As of December 31, 2021, these NOL carryforwards continue to be retained.
Management assesses the need for a valuation allowance in each tax paying component or jurisdiction based upon the available positive and negative evidence to estimate whether sufficient taxable income will exist to permit realization of the deferred tax assets.
On the basis of this evaluation, as of December 31, 2021 our valuation allowance was $89 million of which $58
million relates to net deferred tax assets in Bolivia while the remainder relates to deferred tax assets for TIP Inc. and its U.S. corporate subsidiaries. The change from December 31, 2020 to December 31, 2021 was primarily driven by NuevaTel’s 2021 pre-tax losses and U.S. capital loss carryforwards which are not expected to give rise to a tax benefit. The amount of the Company’s deferred tax assets considered realizable could be adjusted if estimates of future taxable income during the carryforward periods are reduced or increased. Management expects that if the proposed 2degrees transaction is consummated (see Note 20 – Subsequent Events), a portion of the Company’s U.S. deferred tax assets may be utilized. However, since the required shareholder approval of the transaction had not been obtained as of the balance sheet date, the valuation allowance has been retained as of December 31, 2021.
We are subject to taxation in Bolivia, New Zealand, the United States and Canada. As of December 31, 2021, the following are the open tax years by jurisdiction:

New Zealand	2016-2021
Bolivia	2015-2021
United States	2018-2021
Canada	2017-2021
Bolivia Tax Matter
During 2019, NuevaTel’s 2017 tax filings were selected for examination by the Bolivian tax authorities. The exam team concluded aspects of their audit and provided an assessment in June 2021, which challenged certain tax positions, including the deductibility of certain withholding taxes. The assessment totaled $2.9 million for 2017, with the potential for penalties and interest of up to approximately double the assessed amount. The potential tax effect of these positions could be in the range of approximately $2.0 million for each of the years not barred by the statute of limitations (years 2015 - 2021). NuevaTel intends to contest the adjustments proposed in the assessment if necessary and has engaged external counsel to assist with the examination process and with defending its position. In September 2021, the Bolivian tax authorities issued a resolution nullifying the original tax assessment, and a replacement assessment is expected to be issued. Although the outcome of this process cannot be predicted with certainty, we believe it is more likely than not that we will be successful in defending our tax positions based on legal and technical arguments. Accordingly, no reserve has been recorded related to this matter.

Supplemental Cash Flow Disclosure:

	Years Ended December 31,
	2021	2020	2019

Income and withholding tax paid	$12,027	$16,019	$11,874